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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported ): August 19, 2002

                               ALMOST FAMILY, INC.
             (Exact Name of registrant as specified in its charter)

              Delaware                     1-9848              06-1153720
    (State or other Jurisdiction    (Commission File No.)     (IRS Employer
         of  Incorporation)                                Identification No.)

         100 Mallard Creek Road
          Louisville, Kentucky                                  40207
  (Address of principal executive offices)                    (Zip Code)

                                 (502) 899-5355
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

This regulation is being made pursuant to regulation FD.

The registrant issued the attached press release today regarding redemption of 210,100 shares of its common stock and the continuation of an issuer repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALMOST FAMILY, INC.
                                                    (Registrant)

                                                    By:/s/ C. Steven Guenthner
                                                    C. Steven Guenthner
                                                    Senior Vice President and
                                                    Chief Financial Officer